Q2 2025 Financial Results and Business Updates August 12, 2025 Autolus.com For Investor communication only. Not for use in product promotion. Not for further distribution. EX-99.2

Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to: statements regarding Autolus’ development and commercialization of its product candidates; Autolus' manufacturing, sales and marketing plans for AUCATZYL, including expectations regarding the commercial launch in the United States and the ability to reach patients in a timely manner; the amount and timing of milestone payments under Autolus' collaboration and license agreements; and future development plans of obe-cel, including the timing or likelihood of expansion into additional markets or geographies and related regulatory approvals. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: Autolus' ability to maintain regulatory approval of AUCATZYL; its ability to execute its commercialization strategy for AUCATZYL; its ability to develop, manufacture and commercialize its other product candidates and the timing or likelihood of expansion of AUCATZYL into additional markets or geographies; Autolus' ability to establish and expand a commercial infrastructure and to successfully launch, market and sell AUCATZYL; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; the labelling for AUCATZYL/obe-cel in any future indication or patient population, if approved; the potential for payors to delay, limit or deny coverage for AUCATZYL; Autolus' ability to obtain, maintain and enforce intellectual property protection for AUCATZYL or any product candidates it is developing; the results of clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 20, 2025, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. 2 Developing and Delivering a New Generation of T Cell Therapies

Agenda 3 • Welcome and Introduction: Amanda Cray, ED, Investor Relations & External Communications • Operational Highlights: Dr. Christian Itin, CEO • Financial Results: Rob Dolski, CFO • Upcoming Milestones and Conclusion: Dr. Christian Itin, CEO • Q&A: Dr. Christian Itin and Rob Dolski Developing and Delivering a New Generation of T Cell Therapies

4 Strong momentum in second quarter of the U.S. AUCATZYL® launch 46 Treatment Centers Authorized as of 08/12/25AUCATZYL Net Product Sales Q2 2025: $20.9 million • >90% of total U.S. medical lives covered • Permanent HCPCS code effective July 1, 2025 Physician interest based upon product profile and unmet patient need is driving encouraging uptake Developing and Delivering a New Generation of T Cell Therapies Six Months Ended June 30, 2025: $29.9 million

AUCATZYL geographic growth opportunities in ALL 5  Conditional marketing authorization in the UK received April 2025 • Meeting with NICE planned  European Commission (EC) conditional approval received July 2025 • Ongoing country-by-country evaluation of pricing and reimbursement decisions to assess feasibility of market entry; no anticipated EU sales in 2025 or 2026 • Continuing to work with German Multicenter Study Group for Adult Acute Lymphoblastic leukemia (GMALL) and regulators, enable ISTs, and generate more real-world data in support of pricing negotiations Expansion Potential New Markets Developing and Delivering a New Generation of T Cell Therapies

Developing and Delivering a New Generation of T Cell Therapies

EHA2025 Congress 30th

38.4% of responders remain in remission without subsequent treatment

EHA extended data cut: Patient status at 3 years of follow up

Current data cut: 18 Jan 2025; median follow up: 32.8 months (range: 19.9–52.8)


Infused
N=127
No response or not evaluable
n=28
CR or CRi
n=99/127 (78.0%)
Ongoing remission without subsequent SCT or other therapy*
Subsequent SCT while in remission‡
Started new anti-cancer therapy
Relapsed
Died while in remission without subsequent SCT or other therapy*
Median follow up at 21.5 months
n=40 (40.4%)
n=18 (18.2%)
n=5 (5.1%)
n=31 (31.3%)
n=5 (5.1%)
Median follow up at 32.8 months
n=38 (38.4%)
No change since last data cut
n=7 (7.1%)#

*Maintenance tyrosine kinase inhibitors allowed per protocol after 2 months post obe-cel infusion in patients with Philadelphia chromosome-positive disease.

‡All patients who received consolidative SCT were in MRD-negative remission ($<10^{-4}$ leukemic cells) at the time of transplant.

#Two deaths whilst in remission observed since the last data cut (reasons: pneumonia and sepsis)

CR, complete remission; CRi, complete remission with incomplete hematologic recovery; MRD, measurable residual disease; obe-cel, obecabtagene autoleucel; SCT, stem cell transplant.

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Data continue to show long-term remissions in r/r adult B-ALL Probability of remaining in remission after 24 months was 54.1% censoring for consolidative SCT Jae H Park et al, EHA 2025, oral presentation #S113 7 Developing and Delivering a New Generation of T Cell Therapies

Data continue to show long term remissions in r/r adult B-ALL At 24 months, overall survival probability was 46.0% Jae H Park et al, EHA 2025, oral presentation #S113 8 Developing and Delivering a New Generation of T Cell Therapies

Developing and Delivering a New Generation of T Cell Therapies

Plans for obe-cel development in oncology and autoimmune diseases

Obe-cel characteristics borne out across multiple studies

INDICATION	STUDY	PHASE
Adult B-ALL	FELIX	Approved
Pediatric B-ALL	CATULUS	Phase 1
Systemic Lupus Erythematosus	CARLYSLE	Phase 1
Lupus Nephritis	TBD	Pivotal
Multiple Sclerosis	TBD	Phase 1
B-NHL (DLBCL, FL, MCL) and CLL	ALLCAR19 Ext.	Phase 1
B-NHL (PCNSL)	CAROUSEL	Phase 1
Pediatric B-ALL	CARPALL	Phase 1
Adult B-ALL	ALLCAR19	Phase 1

✓ Data from over 200 patients treated across different indications with obe-cel reported to date

Development Plans

B-ALL → Pediatric ALL; Earlier lines

Auto-immune → Lupus and MS; New indications

Roddie C, et al N Engl J Med 2024; DOI: 10.1056/NEJMoa2406526, Ghorashian et al., Nat Med. 2019;25:1408-1414, Roddie et al., J Clin Oncology 2021 39(30):3352-3363; Roddie et al., EHA 2022; Roddie et al., ASH 2023.

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Financial Results

Financial summary – key metrics* USD ($’ 000) Q2 2025 Q2 2024 Variance Product revenue, net 20,923 - 20,923 Cost and operating expenses: Cost of sales (24,445) - (24,445) Research and development expenses, net (27,430) (36,612) 9,182 Selling, general and administrative expenses (30,265) (21,903) (8,362) Impairment of operating lease right-of-use assets and related property and equipment - (414) 414 Loss from operations (61,217) (58,929) (2,288) Total comprehensive loss (28,949) (57,246) 28,297 11 *Select metrics only; for full financials please refer to the Company’s 10-Q filing The Company is well capitalized to drive the launch and commercialization of obe-cel in r/r B-ALL and to obtain data in the LN pivotal trial and MS Phase 1 trial $454.3M* as of June 30, 2025 *Cash, cash equivalents and marketable securities Developing and Delivering a New Generation of T Cell Therapies

Upcoming news flow

Upcoming milestones Anticipated Milestone or Catalyst Anticipated Timing Initial data from PY01 trial in pediatric ALL H2 2025 SLE Phase 1 trial presentation at American College of Rheumatology (ACR) Q4 2025 First patient dosed in Phase 2 trial in lupus nephritis By YE 2025 First patient dosed in progressive MS Phase 1 trial By YE 2025 First patient dosed in AL amyloidosis Phase 1 trial (UCL collaboration) By YE 2025 Obe-cel Oncology Obe-cel Autoimmune/B cell Mediated Disease 13 Developing and Delivering a New Generation of T Cell Therapies

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